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                                                                    Exhibit 10.2

                            LONG TERM INCENTIVE PLAN
                                       OF
                               ATLAS CORPORATION

SECTION 1 - PURPOSE AND TERM OF PLAN
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    The Long Term Incentive Plan of Atlas Corporation is designed to attract and retain the services of selected key employees of the Corporation and its Subsidiaries who are in a position to make a material contribution to the successful operation of the business of the Corporation and its Subsidiaries. Awards under the Plan shall be made to selected key employees in the form of Options, Restricted Stock, Restricted Stock Units and Stock Appreciation Rights. The Plan is also intended to provide Options to Nonemployee Directors of the Corporation. The Plan shall be effective August 2, 1989. No awards may be made under the Plan after July 31, 1999.

SECTION 2 - DEFINITIONS
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    For purposes of the Plan, the following terms shall have the indicated
meanings:
    (a)   "Board" means the Board of Directors of the Corporation.
    (b) "Change of Control Event" means, with respect to any event occurring on or after August 1, 1994, any one of the following: (i) Continuing Directors no longer constitute at least two-thirds of the Directors constituting the Board; (ii) any person or group (as defined in Rule 13d-5 under the Exchange
Act), together with its affiliates, other than Phoenix Financial Holdings Inc., Mackenzie Financial Corporation or M.I.M. Holdings Limited (in each case, together with its affiliates), becomes the beneficial owner, directly or indirectly, of 15% or more of the Corporation's then outstanding Common Stock or the voting power of the Corporation's then outstanding securities entitled generally to vote for the election of Directors, provided that the foregoing circumstances shall not constitute a Change of Control Event if such beneficial owner is the Corporation, any Subsidiary of the Corporation or any employee benefit plan or employee stock plan of the Corporation or of any Subsidiary of the Corporation, and provided further that, notwithstanding the foregoing, a Change of Control Event shall be deemed to occur if Mackenzie Financial Corporation, and its affiliates, or M.I.M. Holdings Limited, and its affiliates, shall acquire 25% or more of the Corporation's then outstanding Common Stock or the voting power of the Corporation's then outstanding securities entitled generally to vote for the election of Directors; (iii) the approval by the Corporation's stockholders of the merger or consolidation of the Corporation with any other corporation, the sale of substantially all of the Corporation's assets or the liquidation or dissolution of the Corporation, unless, in the case of a merger or consolidation, the Continuing Directors in office immediately prior to such merger or consolidation constitute at least two-thirds of the directors constituting the board of directors of the surviving corporation of such merger or consolidation and any parent (as defined in Rule 12b-2 under the Exchange Act) of such corporation; or (iv) at

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least two-thirds of the Continuing Directors in office immediately prior to any other action taken or proposed to be taken by the Corporation's stockholders or by the Board determines that such action constitutes, or that such proposed action, if taken, would constitute, a change of control of the Corporation and such action is taken.
    (c) "Committee" means the Compensation Committee of the Board or such other committee as may be designated by the Board.
    (d) "Common Stock" means the Common Stock of the Corporation, par value $1 per share.
    (e) "Continuing Director" means a person who either (i) was a Director on August 1, 1994 or (ii) was designated before such person's initial election as a Director as a Continuing Director by a majority of the Continuing Directors.
    (f)   "Corporation" means Atlas Corporation, a Delaware corporation.
    (g)   "Director" means a member of the Board.
    (h) "Disability" means a physical or mental impairment sufficient to make the individual eligible for benefits under the long term disability plan of the Corporation as long as that impairment also constitutes a disability within the meaning of Section 22(e)(3) of the Internal Revenue Code of 1986, as amended.
    (i) "Disinterested Person" means an administrator of the Plan who at the time he or she exercises discretion in administering the Plan is not eligible and has not been eligible at any time within one year prior thereto for selection as a person to whom stock may be allocated or to whom stock options or stock appreciation rights may be granted pursuant to the Plan or any other plan of the Company or any of its affiliates entitling the participants therein to acquire stock, stock options or stock appreciation rights of the Company or any affiliates, except for any plan under which the allocation of stock or grant of stock options or stock appreciation rights is not subject to the discretion of any person or persons.
    (j)   "Exchange Act" means the Securities Exchange Act of 1934, as amended.
    (k) "Fair Market Value" of the Common Stock on a specified day, other than for purposes of Section 6.10, means the closing price on that day as reported on the New York Stock Exchange - Composite Tape or, if no sale of the Common Stock shall have occurred on the New York Stock Exchange on that day, on the next preceding day on which there was a sale. If the Common Stock is not traded on the New York Stock Exchange, the Fair Market Value shall be the amount that is reasonably determined by the Committee.
    (l) "Nonemployee Director" means any Director who is not an employee of the Corporation.
    (m) "Option" means an Option to purchase Common Stock awarded to a Participant as provided in Section 6.
    (n) "Option Period" means the period from the date of the grant of an Option to the date of its expiration as provided in Section 6.4.
    (o) "Optionee" means a Participant or Nonemployee Director who has been granted an Option under the Plan.
    (p) "Participant" means a key employee of the Corporation or any of its Subsidiaries who has been selected by the Committee to receive an award under the Plan.


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    (q)   "Plan" means the Long Term Incentive Plan of Atlas Corporation.
    (r) "Restricted Period" means the period of up to 10 years specified by the Committee pursuant to Sections 4.2 or 5.1.
    (s) "Restricted Stock" means Common Stock awarded to a Participant subject to restrictions as provided in Section 4 as long as those restrictions are in effect.
    (t) "Restricted Stock Unit" means the right awarded to a Participant to receive a payment on or about the last day of a Restricted Period in the form of cash or Common Stock as provided in Section 5.
    (u) "Retirement" means normal or early retirement under the terms of a pension plan of the Corporation or voluntary termination of employment, provided that in each case the Corporation must have given its prior consent to treat the person's termination of employment as a retirement.
    (v) "Stock Appreciation Right" means a right awarded to a Participant as provided in Section 6 to receive in the form of Common Stock or cash, as specified by the Committee, an amount equal to the excess of the Fair Market Value of a share of Common Stock on the day the right is exercised over the price at which the Participant could exercise an Option to purchase that share.
    (w) "Subsidiary" means any corporation or other legal entity, domestic or foreign, more than 50% of the voting power of which is owned or controlled, directly or indirectly, by the Corporation.

SECTION 3 - GENERAL PROVISIONS
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    3.1   The Committee in its sole discretion shall select those key employees to whom awards are made under the Plan and, with regard to awards made to key employees, shall specify the type of awards made, the number of Options, shares of Restricted Stock, Restricted Stock Units, and Stock Appreciation Rights which in each case are awarded, the Restricted Period or Option Period applicable to the awards and any other conditions relating to the awards that are consistent with the Plan and that the Committee deems appropriate. Participants shall be selected from among the key employees of the Corporation and its Subsidiaries who are in a position to have a material impact on the future results of operations of the Corporation and its Subsidiaries. Participants may be selected and awards may be made at any time during the period that awards may be granted under the Plan. Participants do not have to be selected and awards do not have to be made at the same time by the Committee. Any award made to a Participant shall not obligate the Committee to make any subsequent awards to that Participant.
    3.2 Shares of Common Stock acquired under the Plan may be authorized and unissued shares of Common Stock or authorized and issued shares of Common Stock held in the Corporation's treasury. Subject to Section 10.7, the maximum aggregate number of shares of Common Stock reserved for issuance under the Plan shall not exceed 1,745,000. The number of shares of Common Stock available at any time for awards under the Plan shall be determined in a manner which reflects the number of shares of Common Stock then subject to outstanding awards and the number of shares of Common Stock previously acquired under the Plan.
For purposes of such

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determinations, (a) awards of Restricted Stock Units shall be treated as if they are awards of that number of shares of Common Stock which equals the number of such Restricted Stock Units, and (b) shares of Common Stock returned to the Corporation as a result of the forfeiture of Restricted Stock and shares of Common Stock attributable to Restricted Stock Units which are canceled or forfeited or Options which are cancelled, expire or terminate, other than by reason of the exercise of Stock Appreciation Rights, shall again be available for awards under the Plan, and the same shall not be deemed an increase in the number of shares reserved for issuance under the Plan.

SECTION 4 - RESTRICTED STOCK
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    4.1   An award of Restricted Stock to a Participant shall entitle the
Participant to receive, on the date or dates specified by the Committee, the number of shares of Common Stock specified by the Committee in accordance with the terms and conditions of this Section 4.
    4.2 During the Restricted Period specified by the Committee, Restricted Stock awarded to a Participant may not be sold, assigned, transferred, pledged or otherwise encumbered, except as hereinafter provided. Except for those restrictions, a Participant, as the owner of Restricted Stock, shall have all the rights of a holder of Common Stock, including but not limited to the right, subject to the provisions of Sections 10.7 and 10.9, to receive all dividends paid on and the right to vote such Restricted Stock. Notwithstanding anything to the contrary in the Plan, upon the occurrence of a Change of Control Event the Restricted Period applicable to Restricted Stock shall end, and all restrictions on Restricted Stock shall expire.
    4.3 If a Participant holding Restricted Stock ceases to be an employee of the Corporation or any of its Subsidiaries during the Restricted Period for any reason other than death, Disability or Retirement, all Restricted Stock held by that Participant which is still subject to the restrictions imposed by Section
4.2 shall be forfeited forthwith and returned to the Corporation upon such cessation of employment.
    4.4 If a Participant holding Restricted Stock ceases to be an employee of the Corporation or any of its Subsidiaries during the Restricted Period by reason of death, Disability or Retirement, Restricted Stock held by the Participant shall become free of the restrictions set forth in Section 4.2 to the extent determined by the Committee, and, pursuant to Section 4.7, the Corporation shall deliver the Restricted Stock to the Participant or the Participant's beneficiary, as the case may be, within 60 days. If the Committee does not determine to free the Restricted Stock of such restrictions under those circumstances, the Restricted Stock shall be forfeited and returned to the Corporation.
    4.5 Each Participant awarded Restricted Stock shall enter into an agreement with the Corporation in a form specified by the Committee in which the Participant agrees to the terms and conditions of the award and such other matters as the Committee in its sole discretion shall specify.
    4.6 Each certificate for Common Stock issued in connection with a Restricted Stock award under the Plan shall be registered in

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the name of the Participant to whom the Restricted Stock was awarded, deposited by the Participant with the Corporation together with a stock power endorsed in blank and bear the following, or a substantially similar, legend:

          The transferability of this Certificate and the Common Stock represented hereby is subject to the terms and conditions, including forfeiture, contained in Section 4 of the Long Term Incentive Plan of Atlas Corporation and an Agreement entered into between the registered owner and Atlas Corporation. Copies of the Plan and Agreement are on file in the executive office of Atlas Corporation, 370 17th Street, Denver, Colorado 80202.

    4.7 When the restrictions imposed by Section 4.2 and any related restrictions on Restricted Stock have expired or have otherwise been satisfied, the Corporation shall deliver to the Participant holding the Restricted Stock, or the Participant's legal representative, beneficiary or heir, a certificate or certificates, without the legend referred to in Section 4.6, for the number of shares of Restricted Stock deposited with the Corporation by the Participant pursuant to Section 4.6 with respect to which all restrictions have expired or been satisfied. At that time, the Agreement referred to in Section 4.5 shall terminate forthwith as to those shares.


SECTION 5 - RESTRICTED STOCK UNITS
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    5.1   Subject to the provisions of this Section 5 and any other conditions that the Committee shall prescribe, each Restricted Stock Unit awarded to a Participant shall entitle the Participant to receive, on or about the last day of the Restricted Period specified by the Committee, a payment in the form of
(a) one share of Common Stock or (b) cash in an amount equal to the Fair Market Value of one share of Common Stock on the last day of the Restricted Period, whichever shall be elected by the Participant in a notice of election delivered to the Corporation prior to the last day of the Restricted Period, provided that, if, as provided in Section 5.2, a Restricted Period ends because of a Change of Control Event, the Participant shall be deemed to have elected to receive such payment in cash.
    5.2 During the Restricted Period applicable to Restricted Stock Units awarded to a Participant, the Corporation shall pay to the Participant in cash, at the same time that dividends are paid to holders of Common Stock, the aggregate amount which the Participant would have received as dividends if the Participant had held a number of shares of Common Stock equal to the number of Restricted Stock Units credited to the Participant (hereinafter referred to as "dividend equivalents"), provided that, within 30 days after the commencement of the Restricted Period or prior to the beginning of any fiscal year of the Corporation, the Participant may irrevocably elect, except as provided in the next sentence, to defer payment of then unpaid dividend equivalents to the end of the Restricted Period or, if earlier, the termination of

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the Participant's employment with the Corporation or any of its Subsidiaries. An election to defer payment of dividend equivalents which may become payable during any fiscal year of the Corporation may be revoked at any time prior to the beginning of that fiscal year. Except as set forth in Section 5.3, payments so deferred shall be credited with interest at a rate determined periodically by the Committee. Notwithstanding anything to the contrary in the Plan, the Restricted Period shall end upon the occurrence of a Change of Control Event.
    5.3 If a Participant ceases to be an employee of the Corporation or any of its Subsidiaries during the Restricted Period for any reason other than death, Disability or Retirement, all Restricted Stock Units previously awarded to the Participant shall be forfeited and cease to be credited to the Participant upon such termination of employment, and the Participant shall be paid any dividend equivalents deferred pursuant to Section 5.2 without interest.
    5.4 If a Participant ceases to be an employee of the Corporation or any of its Subsidiaries during the Restricted Period by reason of death, Disability or Retirement, within 60 days thereafter the Corporation shall pay, to the extent determined by the Committee, to the Participant or the Participant's beneficiary, as the case may be, with respect to each Restricted Stock Unit, one share of Common Stock or an amount in cash equal to the Fair Market Value of one share of Common Stock on the date the event described in this Section 5.4 occurred. Restricted Stock Units with respect to which no payment is made shall be forfeited. Whether or not a payment is made with respect to Restricted Stock Units, the Participant shall receive any dividend equivalents deferred pursuant to Section 5.2 plus interest at a rate determined periodically by the Committee.

SECTION 6 - OPTIONS AND STOCK APPRECIATION RIGHTS
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    6.1   Subject to the provisions of this Section 6, the Committee may grant incentive and non-qualified Options and Stock Appreciation Rights to selected key employees of the Corporation and its Subsidiaries. Each Option shall be evidenced by a Stock Option Agreement between the Corporation and the Optionee which contains the terms and conditions specified by this Section 6 and, with regard to Options granted to key employees, such other terms and conditions as the Committee in its sole discretion shall specify.
    6.2 Each Stock Option Agreement shall state the number of shares of Common Stock to which it pertains and whether such Option is intended to constitute an incentive Option or a nonqualified Option. The maximum number of shares with regard to which Options may be awarded under the Plan during any calendar year to any Participant shall be 350,000 shares.
    6.3 The exercise price per share of Common Stock with respect to each Option shall not be less than 100% of the Fair Market Value of a share of Common Stock on the day the Option is granted.
    6.4 Options granted under the Plan shall expire no later than the day preceding the tenth anniversary of the date the Option was granted. Except as provided in the next sentence, (i) no Option granted before January 1, 1995 shall be exercisable within one year


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after the date of grant, (ii) no Option granted on or after January 1, 1995 shall be exercisable within six (6) months after the date of grant and (iii) except with regard to Options granted to a Nonemployee Director, which shall be exercisable solely in accordance with Section 7, the Committee may prescribe the date or dates thereafter upon which all or a portion of the Option becomes exercisable. Notwithstanding anything to the contrary in the Plan, upon the occurrence of a Change of Control Event, all outstanding Options which are not then exercisable shall become exercisable in full immediately.
    6.5 At the time any Option is exercised in whole or in part, the Optionee or other person exercising the Option shall pay to the Corporation, in cash, Common Stock or other property, including Restricted Stock, as acceptable to the Corporation, the full exercise price of the shares purchased, and the purchased shares shall be delivered to the Optionee promptly. No Optionee or his or her legal representatives, legatees or distributee, as the case may be, shall be deemed to be a holder of any shares upon the exercise of an Option until the date of issuance of a stock certificate to the Optionee for those shares. The proceeds from the sale of shares upon the exercise of Options shall be added to the general funds of the Corporation and used for general corporate purposes.
    6.6 If an Optionee other than a Nonemployee Director shall cease to be employed by the Corporation or any of its Subsidiaries prior to the end of the Option Period, other than by reason of the death, Disability or Retirement of the Optionee, each Option then held by the Optionee shall remain exercisable, to the extent that it was exercisable at the time of such cessation, for a period of three months from the date of such cessation, but not later than the end of the Option Period, and thereafter any such Option shall terminate. If an Optionee other than a Nonemployee Director shall cease to be employed by the Corporation or any of its Subsidiaries prior to the end of the Option Period by reason of Retirement, each Option then held by the Optionee shall remain exercisable, to the extent that it was exercisable at the time of Retirement, for a period of five years from the date of Retirement, but not later than the end of the Option Period, and thereafter any such Option shall terminate. If an Optionee other than a Nonemployee Director shall cease to be employed by the Corporation or any of its Subsidiaries prior to the end of the Option Period by reason of death or Disability, each Option then held by the Optionee shall remain exercisable, to the extent that it was exercisable at the time of cessation of employment, for a period of one year from the date of cessation of employment, but not later than the end of the Option Period, and thereafter any such Option shall terminate. Notwithstanding the provisions of this Section 6.6, if an Optionee other than a Nonemployee Director is discharged for cause, which shall mean participation in conduct during his or her association with the Corporation consisting of fraud, felony, willful misconduct or commission of an act which causes or may reasonably be expected to cause substantial damage to the Corporation or any of its Subsidiaries, each Option then held by the Optionee shall terminate forthwith.
    6.7 If an Optionee ceases to serve as a Nonemployee Director for any reason, he or she may exercise any of his or her Options,


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but only within three months following the date that he or she ceases to serve on the Board, to the extent any such Option is exercisable at the date of such termination. To the extent that he or she does not exercise an exercisable Option within such time, any such Option shall terminate.
    6.8 The Committee may grant Stock Appreciation Rights to Optionees other than Nonemployee Directors in tandem with Options, so that exercise of a Stock Appreciation Right will have the effect of terminating the Option, or portion thereof, to which it relates, and exercise of an Option, or portion thereof, to which a Stock Appreciation Right relates will have the effect of terminating the Stock Appreciation Right. Stock Appreciation Rights shall be exercisable in the same installments and be subject to the same terms and conditions as the Options to which they relate and to such other terms and conditions as the Committee in its sole discretion shall specify.
    6.9 The aggregate Fair Market Value, determined as of the date an Option is granted, of the Common Stock with regard to which any Participant may be awarded incentive Options which are first exercisable by the Participant during any calendar year, under the Plan or any other stock option plan maintained by the Corporation or its Subsidiaries, shall not exceed $100,000.
    6.10 Each Option granted under the Plan shall have, to the extent exercisable after giving effect to the last sentence of Section 6.4, a limited right of surrender allowing the Optionee to surrender the Option within the 30-day period following a Change of Control Event and to receive cash, in lieu of exercising the Option, in the amount by which the highest fair market value of the number of shares of Common Stock covered by the Option during the 60 days preceding the date on which the Change of Control Event occurs exceeds the exercise price for the shares of Common Stock covered by the Option. For this purpose, the fair market value of a share of Common Stock means the closing price of a share of Common Stock as reported on the New York Stock Exchange - Composite Tape. If the Common Stock is not listed or admitted to trading on the New York Stock Exchange, the fair market value of a share of Common Stock shall be the closing price of a share of Common Stock on the principal national securities exchange on which the Common Stock is listed or admitted to trading, or, if the Common Stock is not listed or admitted to trading on any national securities exchange, the last quoted sale price or, if not so quoted, the average of the high bid and low asked prices in the over-the-counter market of the Common Stock, as reported by the National Association of Securities Dealers, Inc. Automated Quotations System ("NASDAQ") or such other system then in use, or, if on any such date the Common Stock is not quoted by any such organization, the average of the closing bid and asked prices of the Common Stock as furnished by a professional market maker making a market in the Common Stock, as selected by the Board. If on any such date no market maker is making a market in the Common Stock, the fair market value of the Common Stock shall be determined in good faith by the Continuing Directors.

SECTION 7 - NONEMPLOYEE DIRECTORS
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    7.1   Notwithstanding the powers set forth in Section 3.1 or

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any other provision of the Plan, the Committee shall have no power to determine eligibility for grants of non-qualified Options or the number of shares of Common stock for which non-qualified Options may be granted or the timing or exercise price of non-qualified Options granted to any Nonemployee Director. Grants of non-qualified Options to Nonemployee Directors shall be automatic as set forth in Section 7.2.
    7.2 All Nonemployee Directors who are Directors on January 6, 1995 or who become Directors after such date, shall be granted automatically, as of January 6, 1995 or, if such person becomes a Director after January 6, 1995, as of the date such person becomes a Director, a non-qualified Option to purchase 20,000 shares of Common Stock, at an exercise price per share of the Fair Market Value per share on the date of grant, which Option shall vest in three cumulative annual installments, as follows: 6,667 shares on the first anniversary of the date of grant, 6,667 shares on the second anniversary of the date of grant and 6,666 shares on the third anniversary of the date of grant.

SECTION 8 - ADMINISTRATION
- --------------------------
    8.1 The Plan shall be administered by the Committee, which shall be composed of three or more Directors, appointed from time to time by the Board, each of whom shall be a Disinterested Person within the meaning of Rule 16b-3 of the Exchange Act and shall be an "outside director" as defined in the Treasury regulations issued pursuant to Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"). Any member of the Committee may resign at any time, and the Board may remove any member of the Committee at any time and fill any vacancy on the Committee.
    8.2 Subject to the provisions of the Plan, the Committee shall have exclusive power to select the key employees who shall be Participants and to determine the amount of, or method of determining, the awards to be made to Participants.
    8.3 The Committee's interpretation of the Plan and of any award granted under the Plan shall be final and binding on all Participants.
    8.4 The Committee shall have the authority to establish, adopt or revise such rules and regulations relating to the Plan as it deems necessary or advisable for the administration of the Plan.

SECTION 9 - AMENDMENT OR TERMINATION
- ------------------------------------
    9.1 The Board may amend any provision of the Plan and any agreement under the Plan at any time, except as set forth in Section 9.3, provided that no amendment may be made that would (a) increase the maximum number of shares of Common Stock which may be acquired under the Plan, (b) extend the term during which Options may be granted under the Plan or (c) reduce the exercise price per share to less than the Fair Market Value of the Common Stock on the date an Option was granted unless the amendment has been approved by the stockholders of the Corporation as provided in Rule 16b-3(a) under the Exchange Act, if continuation of the exemption granted by Rule 16b-3 under the Exchange Act requires such approval. The Board shall also have the right to terminate the Plan at any time. If the Plan is terminated, payment of dividend equivalents which have been deferred shall be made in accordance with the provisions

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of the Plan as in effect prior to its termination, including the provisions relating to the authority of the Committee to administer and interpret the Plan. Except with a Participant's consent, no amendment, suspension or termination shall impair the rights of the Participant in any Options, Restricted Stock, Restricted Stock Units or Stock Appreciation Rights awarded to the Participant under the Plan.
    9.2 The Committee may refrain from designating Participants and from making any awards, but such shall not be deemed a termination of the Plan. No employee or Nonemployee Director of the Corporation or any of its Subsidiaries shall have any claim or right to be granted awards under the Plan.
    9.3 The formula provisions set forth in Section 7 of the Plan governing grants of non-qualified Options to Nonemployee Directors shall not be amended more than once every twelve (12) months, other than to comport with changes to the Code or the Employee Retirement Income Security Act of 1974, as amended.

SECTION 10 - MISCELLANEOUS
- --------------------------
    10.1 The fact that a key employee of the Corporation or any of its Subsidiaries or a Nonemployee Director has been designated a Participant shall not confer on that employee or Nonemployee Director any right to be retained by the Corporation or any of its Subsidiaries or to subsequent awards under the Plan.
    10.2 No award under the Plan shall be taken into account in determining a Participant's compensation for purposes of any group life insurance or other employee benefit or pension plan of the Corporation, including the Atlas Corporation 1978 Retirement Plan and the Investment and Savings Plan for Employees of Atlas Corporation.
    10.3 The Plan shall not be deemed an exclusive method of providing incentive compensation for the officers and employees of the Corporation and its Subsidiaries, and it shall not preclude the Board from authorizing or approving other forms of incentive compensation.
    10.4 All expenses and costs in connection with the operation of the Plan shall be borne by the Corporation.
    10.5 Options, Restricted Stock, Restricted Stock Units and Stock Appreciation Rights awarded under the Plan shall not be transferable by a Participant other than by will or the laws of descent and distribution, and Options and Stock Appreciation rights awarded under the Plan shall be exercisable during an Optionee's lifetime only by the Optionee.
    10.6 A Participant or a Nonemployee Director may appoint a beneficiary, on a form supplied by the Committee, to receive Restricted Stock Unit payments and to exercise Options and Stock Appreciation Rights, as the case may be, in the event of the death of the Participant or Nonemployee Director and may change that beneficiary at any time prior to the date of the death of the Participant or Nonemployee Director.
    10.7 In the event of any change in the outstanding shares of Common Stock by reason of any stock dividend or split, recapitalization, merger, consolidation, combination or exchange of shares or other similar corporate change, the maximum aggregate number and class of shares in which awards may be granted under the

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Plan, the number of Restricted Stock Units outstanding and the number of shares subject to outstanding Options and Stock Appreciation rights shall be appropriately adjusted by the Committee, whose determination shall be conclusive. Any shares of stock or other securities distributed to a Participant with respect to a Restricted Stock shall be subject to the restrictions and requirements imposed by Section 4, including depositing the certificates therefor with the Corporation together with a stock power and bearing a legend as provided in Section 4.6.
    10.8 If the Corporation shall be consolidated or merged with another corporation, each Participant who has received Restricted Stock that is still subject to restrictions imposed by Section 4.2 may be required to deposit with the successor corporation the certificates for the stock or securities or the other property that the Participant is entitled to receive by reason of ownership of Restricted Stock in a manner consistent with Section 4.6, and such stock, securities or other property shall become subject to the restrictions and requirements imposed by Section 4, and the certificates therefor or other evidence thereof shall bear a legend similar in form and substance to the legend set forth in Section 4.6.
    10.9 The Corporation shall be entitled to withhold from any award payable under the Plan the amount of taxes the Corporation deems necessary to satisfy any applicable Federal, state and local income tax withholding obligations arising from the payment of the award or to make other appropriate arrangements with Participants to satisfy such obligations.
    10.10 Notwithstanding anything to the contrary in the Plan, nothing in the Plan shall be construed to prevent the transfer of funds to a grantor trust for the purpose of paying benefits under the Plan.

(Text as amended through January 7, 1995)

    IN WITNESS WHEREOF, the undersigned has caused the Plan to be adopted by and on behalf of the Corporation on this ___ day of ____________, 1995.

Attest:                         ATLAS CORPORATION

________________________        By: ____________________________
       Secretary                Name:
                                Title:

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